Chevron, Bunge Announce Proposed Joint Venture to Create Renewable Fuel Feedstocks

SAN RAMON, Calif./ST. LOUIS, Mo., Sept. 2, 2021 – Chevron U.S.A. Inc., a subsidiary of Chevron Corporation (NYSE: CVX), and Bunge North America, Inc., a subsidiary of Bunge Limited (NYSE: BG), announced today a memorandum of understanding (MOU) of a proposed 50/50 joint venture to help meet the demand for renewable fuels and to develop lower carbon intensity feedstocks.

Upon finalization of the joint venture, Chevron and Bunge’s partnership would establish a reliable supply chain from farmer to fueling station for both companies. Bunge is expected to contribute its soybean processing facilities in Destrehan, Louisiana, and Cairo, Illinois, and Chevron is expected to contribute approximately $600 million in cash to the joint venture. Through the joint venture, the two companies anticipate approximately doubling the combined capacity of the facilities from 7,000 tons per day by the end of 2024. The joint venture would also pursue new growth opportunities in lower carbon intensity feedstocks, as well as consider feedstock pretreatment investments.

“As the world’s largest oilseed processor, we are pleased to expand our partnership with an energy industry leader to increase our participation in the development of next generation, renewable fuels. Together, we share a commitment to sustainability and reducing carbon in the energy value chain. This relationship with Chevron would enable Bunge to better serve our farmer customers by accessing demand in the growing renewable fuels sector,” said Greg Heckman, Bunge CEO.

Under the proposed joint venture arrangement, Bunge will continue to operate the facilities, leveraging its expertise in oilseed processing and farmer relationships to manage origination and marketing of meal and plant-based oil. Chevron would have offtake rights to the oil to use as renewable feedstock to manufacture diesel and jet fuel with lower lifecycle carbon intensity, in addition to providing market knowledge and downstream retail and commercial distribution channels.

“Through our commercial work with Bunge, we have come to appreciate their strong company culture, their strategic desire to advance the production of lower carbon fuels, their commitment to capital discipline and promotion of sustainable agriculture in their supply chains,” said Mark Nelson, executive vice president of Downstream & Chemicals for Chevron. “Chevron’s proposed joint venture with Bunge positions us to expand into the renewable fuel feedstock value chain, which will advance our higher returns, lower carbon strategy.”

The creation of the proposed joint venture is subject to the negotiation of definitive agreements with customary closing conditions, including regulatory approval.

About Chevron

Chevron is one of the world’s leading integrated energy companies. We believe affordable, reliable and ever-cleaner energy is essential to achieving a more prosperous and sustainable world. Chevron produces crude oil and natural gas; manufactures transportation fuels, lubricants, petrochemicals and additives; and develops technologies that enhance our business and the industry. To advance a lower-carbon future, we are focused on cost efficiently lowering our carbon intensity, increasing renewables and offsets in support of our business, and investing in low-carbon technologies that enable commercial solutions. More information about Chevron is available at www.chevron.com.

About Bunge

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge’s expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in St. Louis, Missouri and has almost 23,000 employees worldwide who stand behind approximately 300 port terminals, oilseed processing plants, grain facilities, and food and ingredient production and packaging facilities around the world.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This news release contains forward-looking statements relating to Chevron’s operations that are based on management's current expectations, estimates and projections about the petroleum, chemicals and other energy-related industries. Words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “forecasts,” “projects,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond the company’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Unless legally required, Chevron undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude oil and natural gas prices and demand for our products, and production curtailments due to market conditions; crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related government policies and actions; changing economic, regulatory and political environments in the various countries in which the company operates; general domestic and international economic and political conditions; changing refining, marketing and chemicals margins; the company’s ability to realize anticipated cost savings, expenditure reductions and efficiencies associated with enterprise transformation initiatives; actions of competitors or regulators; timing of exploration expenses; timing of crude oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of the company’s suppliers, vendors, partners and equity affiliates, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the inability or failure of the company’s joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude oil and natural gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of the company’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the company’s control; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant operational, investment or product changes required by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce greenhouse gas emissions; the potential liability resulting from pending or future litigation; the company's ability to achieve the anticipated benefits from the acquisition of Noble Energy, Inc.; the company’s future acquisitions or dispositions of assets or shares or the delay or failure of such transactions to close based on required closing conditions; the potential for gains and losses from asset dispositions or impairments; government mandated sales, divestitures, recapitalizations, industry-specific taxes, tariffs, sanctions, changes in fiscal terms or restrictions on scope of company operations; foreign currency movements compared with the U.S. dollar; material reductions in corporate liquidity and access to debt markets; the receipt of required Board authorizations to pay future dividends; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; the company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and the factors set forth under the heading “Risk Factors” on pages 18 through 23 of the company's 2020 Annual Report on Form 10-K and in other subsequent filings with the U.S. Securities and Exchange Commission. Other unpredictable or unknown factors not discussed in this news release could also have material adverse effects on forward-looking statements.

Cautionary Statement Concerning Forward-Looking Statements
This Bunge press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the negotiation and finalization of the definitive documentation related to the joint venture; the ability to achieve the expected targets of the joint venture and the ability to realize the benefits we expect to derive from it; the outcome and effects of the Board’s strategic review; our ability to attract and retain executive management and key personnel; industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Investor Contacts:
Roderick Green
Chevron
invest@chevron.com

Ruth Ann Wisener
Bunge Limited
636-292-3014
Ruthann.wisener@bunge.com

Media Contacts:
Tyler Kruzich
Chevron
925-549-8686
tkruzich@chevron.com

Bunge News Bureau
Bunge Limited
636-292-3022
news@bunge.com